                                                                    EXHIBIT 99.2

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               DECEMBER 31, 1997

                                     ASSETS

                                                                  (NOTE 3)
                                                                 HISTORICAL
                                                                  SMARTALK
                                                                TELESERVICES
                                                                ------------
Current Assets:
  Cash and cash equivalents.................................    $ 62,900,673
  Trade accounts receivable, net............................      32,699,249
  Receivable from American Express Company..................       2,570,000
  Inventories...............................................       4,301,487
  Prepaid expenses..........................................       1,377,844
  Other current assets......................................       7,637,849
                                                                ------------
          Total current assets..............................     111,487,102
Non-current assets:
  Note Receivable from ACMI.................................       2,234,763
  Property and equipment, net...............................      13,805,984
  Intangibles, net..........................................     222,536,934
  Other non-current assets..................................      10,438,043
                                                                ------------
          Total assets......................................    $360,502,826
                                                                ============

                    LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable..........................................      15,081,532
  Deferred revenue..........................................      40,248,400
  Accrued marketing costs...................................       1,811,817
  Accrued interest payable..................................       2,615,480
  Other accrued expenses....................................       5,571,728
  Excise and sales tax payable..............................       5,565,072
  Restructure reserve.......................................      23,943,070
  Accrued litigation settlement.............................       4,500,003
  Current portion of long term debt.........................       7,285,401
                                                                ------------
          Total current liabilities.........................     106,622,503
  Long-term debt, less current portion......................     150,874,753
                                                                ------------
          Total liabilities.................................     257,497,256
                                                                ------------
Shareholders' equity:
  Preferred stock...........................................
  Common stock..............................................     171,732,584
  Accumulated deficit.......................................     (68,870,824)
  Cumulative translation adjustment.........................         143,810
                                                                ------------
          Total shareholders' equity........................     103,005,570
                                                                ------------
          Total liabilities and shareholders' equity........    $360,502,826
                                                                ============

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

NOTE 1

Historical SmarTalk amounts include the following Company amounts as of December 31, 1997:

Accounts receivable, net..............................    $ 2,396,629
Inventory.............................................      1,195,713
Prepaid expenses......................................         79,264
Other current assets..................................        135,486
Property, plant and equipment, net....................        747,211
Goodwill..............................................     43,716,324
                                                          -----------
          Total Assets................................    $48,270,627
                                                          ===========
Accounts payable......................................    $ 1,077,537
Deferred revenue......................................      2,317,071
Other accrued expenses................................      1,315,238
                                                          -----------
          Total Liabilities...........................    $ 4,709,846
                                                          ===========

NOTE 2

The components of Company goodwill at December 31, 1997 are as follows:

Purchase price........................................    $44,000,000
Transaction costs.....................................      1,014,225
Acquired receivable...................................     (2,570,000)
                                                          -----------
Total purchase price..................................     42,444,225
Less: Net assets acquired.............................     (1,272,099)
                                                          -----------
Goodwill..............................................    $43,716,324
                                                          ===========

NOTE 3

Historical SmarTalk amounts include the balance sheet amounts for the acquisition of SmarTel Communications, Inc. ("SmarTel"), GTI Telecom, Inc. ("GTI"), Cardinal Voicecard Limited ("Cardinal"), ConQuest Telecommunication Services Corp. ("ConQuest") and the Company.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                     AS ADJUSTED
                                      PRO FORMA      HISTORICAL                    AS ADJUSTED
                                       COMBINED         AMEX         PRO FORMA      PRO FORMA
                                       SMARTALK        TELECOM      ADJUSTMENTS      COMBINED
                                     ------------    -----------    -----------    ------------
Revenue............................  $146,054,088    $12,652,561             --    $158,706,649
Cost of revenue....................    99,862,096      5,085,710             --     104,947,806
                                     ------------    -----------    -----------    ------------
          Gross profit.............    46,191,992      7,566,851             --      53,758,843
Sales and marketing................    20,932,268      4,419,205             --      25,351,473
General and administrative.........    38,154,568      2,734,316      2,840,911(a)   43,729,795
Restructuring expense..............    25,000,000             --             --      25,000,000
Acquired research and development      39,186,000             --             --      39,186,000
  in process.......................
                                     ------------    -----------    -----------    ------------
          Operating loss...........   (77,080,844)       413,330     (2,840,911)    (79,508,425)
Interest income....................     3,183,585             --             --       3,183,585
Interest expense...................    (4,475,658)      (591,105)            --      (5,066,763)
                                     ------------    -----------    -----------    ------------
          Loss before income          (78,372,917)      (177,775)    (2,840,911)    (81,391,603)
            taxes..................
Provision for income taxes.........            --             --             --              --
                                     ------------    -----------    -----------    ------------
          Net loss.................  $(78,372,917)   $  (177,775)   $(2,840,911)   $(81,391,603)
                                     ============    ===========    ===========    ============
Net loss per share.................  $      (5.24)                                 $      (5.44)
                                     ============                                  ============
Weighted average number of common      14,951,454                                    14,951,454
  shares outstanding...............
                                     ============                                  ============

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

NOTE 1

The Unaudited Pro Forma Combined Statement of Operations gives effect to the following pro forma adjustments necessary to reflect the acquisition of the Company as if the transaction had occurred on January 1, 1997:

     (a) To record amortization of goodwill on the Company on a straight line basis over 20 years.

NOTE 2

As adjusted Pro Forma Combined SmarTalk includes the actual results for SmarTalk and the pro forma results for SmarTel, GTI, Cardinal and Conquest.